SUMMARY PROSPECTUS Third Avenue International Real Estate Value Fund March 1, 2026 Third Avenue International Real Estate Value Fund REIFX | REIYX | REIZX Link to Prospectus Link to SAI

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Before you invest, please review the Fund’s Statutory Prospectus, dated March 1, 2026, and the Statement of Additional Information, dated March 1, 2026. Each is incorporated by reference (is legally considered part of this Summary Prospectus). Each contains more information about the Fund and its risks. The Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund are available online at www.thirdave.com. You can also get this information at no cost by calling 1-800-443-1021, sending an email request to clientservices@thirdave.com, or by contacting your financial intermediary.

Investment Objective

Third Avenue International Real Estate Value Fund seeks to achieve long-term capital growth and current income through a portfolio of securities of publicly traded real estate companies located outside the U.S. that may include REITs, real estate operating companies and other publicly traded companies whose asset base is primarily real estate.

Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold shares of Third Avenue International Real Estate Value Fund. Investors transacting in Fund shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

Shareholder Fees (fees paid directly from your investment):	Institutional Class	Investor Class	Z Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):	Institutional Class	Investor Class	Z Class
Management (Advisory) Fee	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	None	0.25%	None
Acquired Fund Fees and Expenses (“AFFE”)	0.01%	0.01%	0.01%
Other Expenses	0.61%	0.61%	0.55%
Total Annual Fund Operating Expenses (as a percentage of net assets)[1]	1.52%	1.77%	1.46%
Less Fee Waiver/Expenses Reimbursed[2]	(0.51)%	(0.51)%	(0.45)%
Net Annual Fund Operating Expenses[1,2]	1.01%	1.26%	1.01%

[1]	“Total Annual Fund Operating Expenses” will not correlate to the ratio of expenses to average net assets that will be disclosed in the Fund’s Annual and Semi-Annual Financials and Additional Information in the financial highlights table, which reflects the operating expenses of the Fund and does not include “Acquired Fund Fees and Expenses.”
[2]	The Fund’s investment adviser, Third Avenue Management LLC (the “Adviser”) has contractually agreed, for a period of one year from the date of this Prospectus, to waive advisory fees and/or reimburse Fund expenses in order to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest expenses, expenses of utilizing any redemption liquidity or management programs, brokerage commissions, acquired fund fees and expenses, dividend and interest expense on short sales and extraordinary expenses) to 1.00% of the average daily net assets of the Institutional Class and Z Class and 1.25 % of the average daily net assets of the Investor Class, respectively (the “Expense Limitation Agreement”). The Expense Limitation Agreement may be terminated only by the Board of Trustees of Third Avenue Trust.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Institutional Class	$103	$430	$781	$1,769

Investor Class	$128	$508	$912	$2,042

Z Class	$103	$418	$755	$1,708

The Example reflects the impact of the Expense Limitation Agreement in year one only. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

Principal Investment Strategies

The Fund’s investment objective is pursued through a real estate value strategy (as described in more detail below) through investment in international public real estate securities, which may include equity real estate investment trusts (a “REIT” or “REITs”), mortgage REITs, REIT preferred securities, and other publicly traded companies whose primary business is in the real estate industry. This strategy may lead to investment in smaller capitalization companies (under $1 billion). The composition of the portfolio does not seek to mimic equity REIT indices.

Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry outside of the United States. Equity securities can consist of shares of REITs and securities issued by other companies principally engaged in the real estate industry. Equity securities can also include securities convertible into common stocks where the conversion feature represents, in the Adviser’s view, a significant element of a security’s value, and preferred stocks.

The Fund considers a company to be principally engaged in the real estate industry if it either (i) derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or (ii) has at least 50% of its assets in real estate or such real estate businesses. These include securities issued by REITs or comparable foreign structures, and real estate operating companies. REITs and comparable foreign structures are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests and which may have corporate tax advantages relative to other corporate structures. The Fund may invest in equity REITs and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs generate revenue from interest earned on mortgage loans.

The Fund does not invest in real estate directly. The majority of the Fund’s assets will normally be invested in the securities of companies located in countries other than the United States, although these companies may have investments that provide exposure to the U.S. real estate industry. The Fund may invest in securities of issuers located in emerging market countries, but does not expect to invest greater than 30% of assets in such securities. For purposes of the foregoing, the Fund considers an issuer to be located in a particular country based on where the issuer is domiciled, where it maintains its headquarters (or primary base of operations) or where its securities are registered and/or traded.

The real estate value strategy seeks to invest in companies that in the Adviser’s view have underlying real estate assets that are trading at a discount to the private market value of such assets, have the ability to grow the value of real estate asset above average, or have an above-average free cash flow yield. The Adviser screens its universe of real estate securities for a number of proprietary valuation, income, and balance sheet metrics to identify candidates for investment. This process is combined with in-depth industry and company-specific research to narrow the investment options for the Fund. The Fund may invest in companies without regard to their market capitalization. The Fund’s strategy is an all-cap strategy which means that investments are made without regard to a company’s market capitalization. The Fund’s investment process is indifferent to index weightings which generally results in a portfolio that is differentiated by company names and percentage exposures. The portfolio of securities in which the Fund invests will normally represent a broad range of geographic regions, property types and tenants.

The Fund’s investment strategy also considers the impact that real estate companies have on the environment and other sustainability considerations when making investment decisions for the Fund’s investment portfolio. In assessing sustainability, the Adviser considers different factors, including environmental, social, and governance (“ESG”) criteria. Some of the environmental criteria the Adviser considers include energy consumption and efficiency, water use, carbon emissions, recycling and waste reduction, and level of green building certifications among others.

Some of the social criteria the Adviser considers include the level of community engagement, customer/tenant well-being, employee health and safety, employee diversity and equality, employee training and responsible supply chain, among others.

Some of the governance criteria that the Adviser considers include reporting and disclosure, business ethics, management alignment through ownership and remuneration, governance structure, board transparency and cybersecurity, among others. The Adviser performs its own internal research as it relates to measuring an investment’s ESG criteria.

The items discussed above are illustrative and do not necessarily reflect the full range of ESG criteria that may be applied in analyzing a particular security for investment. The availability of information about a company, issues associated with a particular industry, changing social conditions or other circumstances may affect the manner in which the ESG criteria are applied in a particular situation. Companies in which the Fund may invest do not necessarily meet the highest standards in all aspects of ESG performance. We do believe that a well-managed company is one that considers ESG criteria when operating their business. These companies look for opportunities to improve relations with employees, consumers, communities and the environment. In addition, these companies tend to work towards improving in these areas, and, in our opinion, these efforts over the long-term will serve investors well.

The Fund is non-diversified, which means that the Fund may invest its assets in securities of fewer issuers than would a diversified mutual fund.

Principal Investment Risks

Market Risk. Prices of securities (and stocks in particular) have historically fluctuated. The value of the Fund will similarly fluctuate and you could lose money. Markets may be impacted by negative external and/or direct and indirect economic factors such as pandemics, natural disasters, global trade policies and political unrest or uncertainties. The adverse impact of any one or more of these events on market value of fund investments could be significant and cause losses.

Real Estate Risk. In addition to general market conditions, the value of the Fund will be affected by the strength of the real estate markets.

Factors that could affect the value of the Fund’s holdings include the following: overbuilding and increased competition; increases in property taxes and operating expenses; declines in the value of real estate; lack of availability of equity and debt financing to refinance maturing debt; vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from environmental contamination and its related clean-up; changes in interest rates impacting property values, borrowing costs, and real estate security prices; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; and functional obsolescence and appeal of properties to tenants.

REIT and Real Estate-Related Investment Risk. To the extent that the Fund invests in real estate-related investments, such as securities of real estate-related companies, real estate investment trusts (REITs), real estate operating companies (REOCs) and related instruments and derivatives, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. To the extent the Fund invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of such REITs.

Foreign Securities and Emerging Markets Risk. Foreign securities from a particular country or region may be subject to currency fluctuations and controls, or adverse political, social, economic or other developments that are unique to that particular country or region. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction than those of U.S. securities. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries, and, as a result, the securities markets of emerging markets countries can be more volatile than more developed markets may be. U.S. securities and accounting regulatory agencies continue to express concern regarding information access and audit quality regarding issuers in China and other emerging market countries, which could present heightened risks associated with investments in these markets.

Currency Risk. The Fund’s investments are usually denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Fund may determine not to hedge its foreign currency risk, the U.S. Dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. Dollar.

Small- and Mid-Cap Risk. The Fund may invest from time to time in smaller and mid-size companies whose securities tend to be more volatile and less liquid than securities of larger companies. This can adversely affect the prices at which the Fund can purchase and sell these securities and, thus, the value of the Fund’s shares.

Index Non-Correlation Risk. The Fund does not attempt to mimic the composition or performance of any index, including any equity REIT indices. The Fund’s investment process will not take into consideration the weightings or composition of any indices, including any equity REIT indices. As a result, there is a significant risk that the performance of the Fund will deviate from that of any particular indices.

Credit Risk. Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Real estate companies, including REITs, may be leveraged and financial covenants may affect the ability of REITs to operate effectively.

Style Risk. Value securities involve the risk that they may never reach their expected full market value, either because the market fails to recognize the securities’ intrinsic value or the expected value was misgauged. The Adviser may identify opportunities in areas of the real estate sector that appear to be temporarily depressed. The prices of securities in this sector may tend to go down more than those of companies in other industries. Since the Fund is not limited to investing in stocks, the Fund may own significant non-equity instruments in a rising stock market, thereby producing smaller gains than a fund invested solely in stocks. Because of the Fund’s disciplined and deliberate investing approach, there may be times when the Fund will have a significant cash position. A substantial cash position can adversely impact Fund performance in certain market conditions and may make it more difficult for the Fund to achieve its investment objective.

Non-Diversification Risk. Because the Fund is non-diversified and may invest a larger portion of its assets in the securities of a single issuer than a diversified fund, an investment in the Fund could fluctuate in value more than an investment in a diversified fund.

Concentration Risk. The Fund will concentrate its investments in real estate companies and other publicly traded companies whose asset base is primarily real estate. As such, the Fund will be subject to risks similar to those associated with the direct ownership of real estate including those noted above under “Real Estate Risk.”

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these investments at the best prices or at the value the Fund places on them. In such a market, the value of such investments and the Fund’s share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for high-yield debt securities (“junk bonds”) may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities tend to have greater exposure to liquidity risk than U.S. securities.

Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. An unexpected increase in Fund redemption requests, including requests from shareholders who may own a significant percentage of the Fund’s shares, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable distributions.

ESG Strategy Risk. The Adviser’s use of its ESG framework could cause it to perform differently compared to funds that do not have such a policy. The criteria related to this ESG framework may result in the Fund’s forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the companies identified by the ESG framework do not operate as expected when addressing ESG issues. There are significant differences in interpretations of what it means for a company to have positive ESG characteristics. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors’ or advisers’ views.

Debt Securities Risk. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of the Fund’s investments in these securities to decline. When interest rates fall, the values of already-issued securities generally rise, although investments in new securities may be at lower yields. The prices of high-yield debt securities (“junk bonds”), unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Economic and other developments can adversely affect debt securities markets.

Hong Kong Securities Risks. The Fund’s investment in Hong Kong-listed issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risk specific to Hong Kong. China is Hong Kong’s largest trading partner, both in terms of exports and imports. Any changes in the Chinese economy, trade regulations or currency exchange rates may have an adverse impact on Hong Kong’s economy.

●	Political and Social Risk. Hong Kong reverted to Chinese sovereignty on July 1, 1997 as a Special Administrative Region of the People’s Republic of China under the principle of “one country, two systems.” Although China is obligated, under the Sino-British Joint Declaration it signed in 1984, to maintain the current capitalist economic and social system of

Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. Since 1997, there have been tensions between the Chinese government and many people in Hong Kong who perceive China as tightening its control over Hong Kong’s semi-autonomous liberal political, economic, legal, and social framework. The implementation of the new national security law has increased tensions. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets.

●	Economic Risk. The economy of Hong Kong is closely tied to the economy of China. The Chinese economy has grown rapidly since joining the WTO in 2001, and there is no assurance that this growth rate will be maintained. China may experience substantial rates of inflation, deflation, or economic recessions, causing a negative effect on the economy and securities market. Delays in enterprise restructuring, and slow development of well-functioning financial markets have also hindered performance of the Chinese economy, and China will likely come under pressure to reduce its substantial trade surplus with the U.S.

United Kingdom Securities Risk. Investments in United Kingdom (“U.K.”) issuers may subject the Fund to regulatory, political, currency, security, and economic risks specific to the U.K. The U.K. has one of the largest economies in Europe, and the U.S. and other European countries are substantial trading partners of the U.K. As a result, the U.K.’s economy may be impacted by changes to the economic condition of the U.S. and other European countries. The impact of running a budget deficit and current account deficit on capital markets, debt yield and the currency present risk. In addition the departure of the U.K. from the European Union, together with a recent change in government and large tax increases, are causing a period of political, regulatory and commercial uncertainty continues, there remains a risk that the value of investments held by the Fund may be impacted.

Australian Securities Risk. Investments in Australian issuers may subject the Fund to regulatory, political, currency, security, and economic risks specific to Australia. The Australian economy is heavily dependent on exports from the agricultural and mining sectors and, consequently, is susceptible to fluctuations in commodity markets. The Australian economy is dependent on trading with key trading partners, including the United States, China, Japan, Singapore and certain European countries. Reduction in spending on Australian products and services or changes in economic circumstances of these key trading partners may cause an adverse impact on the Australian economy.

Performance

The following bar chart and table provide an indication of the risks of investing in the Fund. The Fund commenced operations after all of the assets of another investment company advised by the Fund’s investment adviser, the Third Avenue International Real Estate Value Fund (formerly, the REMS International Real Estate Value-Opportunity Fund) (the “Predecessor Fund”), were transferred to the Fund in exchange for Institutional Class and Z Class shares of the Fund, respectively, in a tax-free reorganization on April 12, 2021 (the “Reorganization”). The performance figures for the Fund’s Class Institutional Class shares in the bar chart for periods prior to April 12, 2021 represent the performance of the Predecessor Fund’s Institutional Class shares from year to year.

The table compares the average annual total returns of the Fund’s Institutional Class and Z Class shares (all performance information for periods prior to April 12, 2021 is based on the Predecessor Fund’s Institutional Class and Z Class shares, respectively) to a broad-based securities market index that reflects the performance of the overall market applicable to the Fund and an additional index that represents the market sectors in which the Fund primarily invests. The Fund’s Investor Class shares have not commenced operations as of the date of this Prospectus. All returns assume reinvestment of dividends and distributions. As with all mutual funds, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.thirdave.com or by calling (800) 443-1021.

Calendar Years

During the periods shown, the highest quarterly return was 17.30% (quarter ended December 31, 2020) and the lowest quarterly return was (25.51%) (quarter ended March 31, 2020).

Average Annual Total Returns for the Period Ended December 31, 2025*

The table below shows how average annual total returns of the Fund’s Institutional Class shares compared to those of the Fund’s benchmark. All performance information for periods prior to April 12, 2021 is based on the Predecessor Fund’s Institutional Class and Z Class shares, respectively. The table also presents the impact of taxes on the Predecessor Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actually after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns for the Investor Class shares and Z Class shares will differ from those of the Institutional Shares as the expenses of the classes differ.

Average Annual Returns for the periods ending 12/31/25	Inception Date	One Year	Five Years	Ten Years	Since Inception
Institutional Class Before Taxes	3/19/14	25.56%	5.54%	7.08%	5.95%
After Taxes on Distributions		24.84%	5.06%	6.08%	4.99%
After Taxes on Distributions and Sale of Fund Shares		15.56%	4.34%	5.34%	4.41%
Z Class Shares Before Taxes	4/20/18	25.49%	5.55%	—	5.71%
MSCI World ex USA Index (reflects no deduction for fees, expenses, or taxes)[1]		32.55%	10.04%	9.11%	7.15% (Institutional) 8.28% (Z Class)
MSCI ACWI ex USA IMI Core Real Estate Index (reflects no deduction for fees, expenses, or taxes)[1]		22.14%	0.36%	3.03%	2.99% (Institutional) 0.50% (Z Class)

*	As of December 31, 2025, there were no Investor Class shares outstanding for the Fund.
[1]	The MSCI World ex USA Index captures large and mid-cap representation across 22 of 23 Developed Market countries, excluding the United States. With 776 constituents, the MSCI World ex USA Index covers approximately 85% of the free float-adjusted market capitalization in each country. The Fund will also use the MSCI ACWI ex US IMI Core Real Estate Index as a secondary benchmark. The MSCI ACWI ex USA IMI Core Real Estate Index is a free float-adjusted market capitalization index that consists of large, mid and small-cap stocks across 22 Developed Markets and 24 Emerging Markets countries engaged in the ownership, development and management of specific core property type real estate. The MSCI ACWI ex USA IMI Core Real Estate Index excludes companies, such as real estate services and real estate financing companies, that do not own properties. The MSCI World ex

USA Index and the MSCI ACWI ex USA IMI Core Real Estate Index are not securities that can be purchased or sold, and their total returns are reflective of unmanaged portfolios. The returns include reinvestment of all distributions. It is not possible to invest directly in an unmanaged index.

Management of the Fund

Investment Adviser

Third Avenue Management LLC serves as the Fund’s investment adviser.

Portfolio Manager

Quentin Velleley, CFA, Portfolio Manager since 2014.

Purchase and Sale of Fund Shares

The minimum initial investment for the Investor Class of the Fund is $2,500, the minimum initial investment for the Institutional Class is $10,000 and the minimum initial investment for Z Class is $25,000 for a regular account and $5,000 for an IRA. Additional investments for any class must be at least $1,000 for a regular account and $200 for an IRA, unless you use the Fund’s Automatic Investment Plan, in which case the monthly minimum for additional investments is $200. Broker-dealers or other financial intermediaries may impose higher or lower initial or additional amounts for investment than those established by the Fund.

In general, you can buy or sell shares of the Fund by mail or telephone each day the New York Stock Exchange is open for trading. You may sell shares by making a redemption request of the Fund in writing or, if so elected on your account application, by telephone or Internet. The Fund’s shares can be purchased either directly from the Fund, or through certain broker-dealers or financial intermediaries, so long as they have a selling agreement with the Fund’s distributor. Purchase and sale transactions made through your broker-dealer or other financial intermediary may be subject to charges imposed by the broker-dealer or other financial intermediary. Investors transacting in the Fund’s shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

Dividends, Capital Gains and Taxes

The Fund’s distributions may be taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged account.

Potential Conflicts of Interest — Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund (other than shares of the Z Class), the Adviser and the Fund’s distributor may pay the intermediary for making shares of the Fund available on its platforms and other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY PROSPECTUS THIRD AVENUE INTERNATIONAL REAL ESTATE VALUE FUND March 1, 2026 Third Avenue International Real Estate Value Fund | REIFX | REIYX | REIZX
Link to Prospectus Link to SAI

www.thirdave.com

FOR MORE INFORMATION

More information on the Third Avenue Funds is available free upon request, including the following:

●	Shareholder Reports — Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Financials and Additional Information. The Funds’ Annual Financials and Additional Information contains a discussion of the market conditions and investment strategies that significantly affected the Funds’ performances during the last fiscal year.

●	Statement of Additional Information (SAI) — The SAI provides more detailed information about the Funds, is on file with the SEC, and is incorporated by reference (is legally considered part of this Prospectus).

You can obtain the Funds’ SAI and Shareholder Reports without charge, upon request, and otherwise make inquiries to the Funds by writing or calling the Funds at 6 Grand Central at 666 3rd Ave. Suite 1040, New York, NY 10017, (800) 443-1021 or (212) 888-5222.

The Funds’ Prospectus, SAI, Shareholder Reports and other additional information are available through the Funds’ website at www.thirdave.com.

Reports and other information about the Funds may be obtained, upon payment of a duplicating fee, by electronic request at the email address publicinfo@sec.gov. Reports and other information about the Funds are also available on the SEC’s Internet Web site http://www.sec.gov.

Third Avenue Trust’s SEC file number is 811-08039.

Third Avenue Funds
6 Grand Central at 666 3rd Ave. Suite 1040 | New York, NY 10017 | Phone (212) 888-5222 | Toll Free (800) 443-1021 | www.thirdave.com